Supplement to the
Fidelity's Massachusetts Municipal Funds
March 31, 2016
Prospectus

The following information replaces similar information for Fidelity® Massachusetts Municipal Income Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Cormac Cullen (co-manager) and Mark Sommer (co-manager) have managed the fund since May 2016.

Kevin Ramundo (co-manager) has managed the fund since June 2010.

The following information replaces the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

Cormac Cullen is co-manager of Fidelity® Massachusetts Municipal Income Fund, which he has managed since May 2016. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Cullen has worked as a research analyst, structured analyst, senior legal counsel, and portfolio manager.

Kevin Ramundo is co-manager of Fidelity® Massachusetts Municipal Income Fund, which he has managed since June 2010. He also manages other funds. Since joining Fidelity Investments in 2000, Mr. Ramundo has worked as a research analyst and portfolio manager.

Mark Sommer is co-manager of Fidelity® Massachusetts Municipal Income Fund, which he has managed since May 2016. He also manages other funds. Since joining Fidelity Investments in 1992, Mr. Sommer has worked as a quantitative analyst and portfolio manager.

MAS-16-01 1.479536.142	May 2, 2016